Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Liquidation of Real Property Account
Effective February 22, 2021, the Real Property Account closed to new investments. On March 31, 2021, the General Partners announced their intention to liquidate the Real Property Account on or about February 22, 2022 (the “liquidation date”). Preexisting automatic program instructions will continue to allocate to the Real Property Account until April 26, 2021. From this date to the liquidation date, any allocation to the Real Property Account will automatically be redirected to the AST Cohen & Steers Realty Portfolio. Contract owners can voluntarily re-allocate to an available investment option other than the AST Cohen & Steers Realty Portfolio at any time.